SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Mercury General Corporation

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MERCURY GENERAL CORPORATION

4484 Wilshire Boulevard

Los Angeles, California 90010

NOTICE OF ANNUAL MEETING OF

SHAREHOLDERS AND PROXY STATEMENT

To The Shareholders of

Mercury General Corporation

Notice is hereby given that the Annual Meeting of Shareholders of MERCURY GENERAL CORPORATION (the “Company”) will be held at the Radisson Wilshire Plaza Hotel, 3515 Wilshire Boulevard, Los Angeles, California on May 14, 2003 at 10:00 a.m., for the following purposes:

1.    To elect nine directors for the ensuing year to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

2.    To approve an amendment to the Company’s Bylaws to increase the size of the Company’s Board of Directors (the “Bylaw Amendment”).

3.    To approve the Mercury General Corporation Senior Executive Incentive Bonus Plan (the “Senior Plan”).

4.    To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.

5.    To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 17, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

Accompanying this Notice of Annual Meeting is a proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

BY ORDER OF THE BOARD OF DIRECTORS,

Judy A. Walters, Secretary

Los Angeles, California

[April     ], 2003

MERCURY GENERAL CORPORATION

4484 Wilshire Boulevard

Los Angeles, California 90010

PROXY STATEMENT

The Board of Directors of the Company is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. May 14, 2003, at the Radisson Wilshire Plaza Hotel, 3515 Wilshire Boulevard, Los Angeles, California. This Proxy Statement was first mailed to shareholders on or about [April     ], 2003.

All shareholders who find it convenient to do so are cordially invited to attend the meeting in person. In any event, please complete, sign, date and return the proxy in the enclosed envelope.

A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a later proxy or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted FOR the election of the Board of Directors’ nominees for directors, FOR the approval of the Bylaw Amendment, FOR the approval of the Senior Plan and FOR the ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2003. Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum.

Shareholders of record at the close of business on March 17, 2003 will be entitled to vote at the meeting. As of that date, 54,388,148 shares of common stock, without par value (“Common Stock”), of the Company were outstanding. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Company, represented in person or by proxy at the meeting, constitutes a quorum.

The costs of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and proxy will be borne by the Company.

VOTING

In voting for the election of directors of the Company under the California General Corporation Law, if, prior to the commencement of voting, any shareholder has given notice of his intention to cumulate his votes at the meeting, then all shareholders may cumulate their votes in the election of directors for any nominee if the nominee’s name was placed in nomination prior to the voting. Under cumulative voting, each shareholder is entitled in the election of directors to one vote for each share held by him multiplied by the number of directors to be elected, and he may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit. If no such notice is given, there will be no cumulative voting. In the absence of cumulative voting, each shareholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate and therefore a simple majority of the shares voting will elect all of the directors. Under either form of voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

In the event of cumulative voting, the proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees. The proxy may not be voted for more than nine persons.

The affirmative vote of a majority of the shares entitled to vote on the Bylaw Amendment is required to approve and adopt the Bylaw Amendment. Abstentions and broker non-votes will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes.

The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the Senior Plan and to ratify the appointment of the auditors. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether this matter is approved, and therefore will not have the effect of a negative vote with respect to the approval of the Senior Pan and appointment of the auditors.

The Board of Director’s recommendations are set forth together with a description of each proposal below in this Proxy Statement. In summary, the Board recommends that shareholders vote:

•	FOR election of the nine directors named in this Proxy Statement to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified (see page 5);

•	FOR approval of the amendment to the Company’s Bylaws to increase the size of the Company’s Board of Directors (see page 13);

•	FOR approval of the Senior Plan (see page 15); and

•	FOR ratification of the appointment of KPMG as independent auditors for the Company for the fiscal year ending December 31, 2003 (see page 17).

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 17, 2003, by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company’s voting securities, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table below and (iv) executive officers and directors of the Company as a group. The Company believes that, except as otherwise noted, each individual has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
George Joseph Director and Named Executive Officer	18,857,905	(1)(2)	34.7%

Gloria Joseph Director	9,161,600	(1)(3)	16.8%

Capital Research and Management Company	3,965,000	(4)	7.3%

Nicholas Company, Inc.	2,641,090	(5)	6.3%

Gabriel Tirador Named Executive Officer	28,606	(6)	*

Joanna Y. Moore Named Executive Officer	22,493	(6)	*

Cooper Blanton, Jr. Named Executive Officer	100,656		*

Bruce E. Norman Named Executive Officer	71,978	(7)	*

Michael D. Curtius Director	14,584		*

Charles E. McClung Director	27,500	(8)	*

Donald P. Newell Director	6,600	(9)	*

Donald R. Spuehler Director	2,114		*

Nathan Bessin Director	7,500		*

Bruce A. Bunner Director	2,500	(10)	*

All Executive Officers and Directors	28,370,156	(6)	52.2%

*	Less than 1.0% of the outstanding Common Stock.
(1)	As of October 7, 1985, George Joseph, Gloria Joseph and the Company entered into an agreement with respect to the ownership by George and Gloria Joseph of the Company’s Common Stock. The agreement provides, among other things, that the shares of Common Stock held jointly were halved and transferred into the separate names of George Joseph and Gloria Joseph under their individual and independent control. In addition, Gloria Joseph has certain rights to have her shares registered for sale pursuant to the Securities Act of 1933. The registration rights provided to Gloria Joseph will terminate at such time as she ceases to hold at least 5% of the then outstanding shares of the Company’s Common Stock.

(2)	George Joseph’s business address is c/o Mercury General Corporation, 4484 Wilshire Boulevard, Los Angeles, California 90010. Includes 1,600 shares held in trust for the benefit of Mr. Joseph’s daughter over which Mr. Joseph maintains dispositive and voting power.
(3)	Gloria Joseph’s business address is c/o Mercury General Corporation, 4484 Wilshire Boulevard, Los Angeles, California 90010.
(4)	Based solely upon information contained in a report on Schedule 13G dated February 10, 2003, filed with the Securities and Exchange Commission (the “SEC”) on behalf of Capital Research and Management Company (“Capital Research”). According to this filing with the SEC, Capital Research has sole or shared voting power over none of these shares and sole dispositive power over all of these shares. The address of Capital Research is 333 South Hope Street, Los Angeles, California 90071.
(5)	Includes 2,241,090 shares held by Nicholas Company, Inc. and 400,000 shares held individually by Albert O. Nicholas, the chairman, chief executive officer, president, director and majority shareholder of Nicholas Company, Inc., which were reported on a joint Schedule 13G filed February 12, 2003. According to the Schedule 13G, Nicholas Company, Inc. has sole or shared voting power over no shares and sole dispositive power over 2,241,090 shares, Nicholas Fund, Inc. has sole voting power over 2,187,500 shares and Mr. Nicholas has sole voting and sole dispositive power over 400,000 shares. The address of Nicholas Company, Inc. is 700 North Water Street, Milwaukee, Wisconsin 53202.
(6)	The table includes the following shares issuable upon exercise of options that are exercisable within 60 days from March 17, 2003: Gabriel Tirador, 27,900; Joanna Moore, 17,050; all executive officers and directors as a group 93,911.
(7)	These shares are held in a family trust over which Mr. Norman shares voting and dispositive power with his wife.
(8)	Includes 27,500 shares held jointly with Mr. McClung’s wife.
(9)	Includes 2,100 shares owned by Mr. Newell as custodian for the benefit of one of his children.
(10)	Includes 2,500 shares held jointly with Mr. Bunner’s wife.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors of the Company has nominated and recommends for election as directors the following nine persons to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and shall qualify. All of the nominees are presently directors of the Company. The enclosed proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required. Gloria Joseph, a current director of the Company and nominee for re-election at the Annual Meeting, has accepted her nomination, but has indicated that if she is re-elected at the Annual Meeting she intends not to serve a full term following re-election. Ms. Joseph has indicated that her resignation would be due to health and personal concerns and not to any disagreement with the Company or the current Board of Directors. The Board of Directors has determined that it is in the best interest of the Company and its shareholders to nominate Ms. Joseph for re-election as a director of the Company even given her intention not to serve a full term following the Annual Meeting. If Ms. Joseph is elected and does resign from the Board of Directors prior to the end of her term, the Board currently intends to take action to reduce the number of directors of the Company, as authorized by the Bylaws of the Company, as amended by the Bylaw Amendment, rather than to seek to fill the vacancy created by her resignation with a new director.

The table below indicates the position with the Company, tenure as director and age of each nominee as of March 17, 2003.

Name	Position with the Company	Age	Director Since
George Joseph	Chairman of the Board and Chief Executive Officer of the Company	81	1961	(1)

Michael D. Curtius	Director	52	1996

Gloria Joseph	Director	79	1961	(1)

Donald P. Newell	Director	65	1979	(1)

Charles E. McClung	Director	88	1961	(1)

Donald R. Spuehler	Director	68	1985

Nathan Bessin	Director	77	1991

Bruce A. Bunner	Director	69	1991

Richard E. Grayson	Director	73	1985

(1)	Date shown is the date elected a director of Mercury Casualty Company, a predecessor of the Company. Each of these individuals was elected a director of the Company in 1985.

Directors are elected at each annual meeting of the shareholders for one year and hold office until their successors are elected and qualified. Executive officers serve at the pleasure of the Board of Directors.

George Joseph, Chief Executive Officer of the Company and Chairman of its Board of Directors, has served as CEO and Chairman since 1961. He held the position of President of the Company between October 2000 and October 2001. He has more than 45 years experience in all phases of the property and casualty insurance business.

Michael D. Curtius served as President and Chief Operating Officer of the Company from May 1995 until October 2000. Since October 2000, Mr. Curtius has served as an executive consultant to the Company. He served as Vice President and Chief Claims Officer of the Company from October 1987 until May 1995.

Gloria Joseph served as Vice President of the Company from 1961 until 1985.

Charles E. McClung has been retired since January 2000. For more than the prior five years, Mr. McClung was the president and principal shareholder of McClung Insurance Agency, Inc., an insurance agency located in Montebello, California. Mr. McClung currently serves as chairman of the board of directors of that agency.

Donald P. Newell has been Senior Vice President and General Counsel of SCPIE Holdings Inc., an insurance holding company, since January 2001. For more than the prior five years, Mr. Newell was a partner of the law firm of Latham & Watkins in San Diego, California. Mr. Newell is also a director of SCPIE Holdings Inc.

Donald R. Spuehler has been retired since February 1995. From February 1992 through January 1995, Mr. Spuehler was of counsel to the law firm of O’Melveny & Myers of Los Angeles, California. For more than the prior five years, Mr. Spuehler was a partner of O’Melveny & Myers.

Nathan Bessin has been a partner of J. Arthur Greenfield & Co., Certified Public Accountants, for more than five years. He has been a director of Williams-Sonoma, Inc. since 1983.

Bruce A. Bunner has been retired since February 2002. From January 1996 to February 2002, Mr. Bunner was President of Financial Structures, Limited, a Bermuda based insurance company and a subsidiary of Royal & SunAlliance Group plc. From April 1994 to April 1995, Mr. Bunner served as Director of External Affairs of Zurich Centre Advisors, Inc., a consulting company specializing in insurance and reinsurance risk arrangements. From January 1991 to April 1994, he served as Chairman of the Board of Centre Reinsurance Company of New York, a reinsurance company. Mr. Bunner was a partner in the firm of KPMG LLP, Certified Public Accountants, from 1974 to 1990, except during the period from 1983 to 1986 when he served as Insurance Commissioner of the State of California.

Richard E. Grayson has been retired since January 1995. For more than five years prior to such time, Mr. Grayson was Vice President of Union Bank of Los Angeles, California and President and Director of Current Income Shares, Inc., a publicly held closed-end investment company.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on their proxy cards.

Information Concerning the Board of Directors and Certain Committees Thereof

The Board of Directors held four meetings during the last fiscal year and is scheduled to meet quarterly during the current fiscal year. In 2002, each director attended at least 75% of the aggregate of all meetings held by the Board of Directors and all meetings held by all committees of the Board on which such director served. Directors are paid $2,500 per quarter plus $2,500 per meeting attended and reimbursement for their out-of-pocket expenses incurred in attending such meetings.

The Company has an Audit Committee currently consisting of Nathan Bessin, Donald P. Newell and Donald R. Spuehler, with Nathan Bessin acting as Chairman of this Committee. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. The Audit Committee held six meetings in 2002. The Audit Committee’s responsibilities include, among other things, recommending the selection of the Company’s independent certified public accountants and meeting with the accountants regarding their management letters and the annual audit. Members of the Audit Committee receive $2,000 per meeting attended plus reimbursement of their out-of-pocket expenses incurred in attending such meetings.

The Company has a Compensation Committee currently consisting of Donald R. Spuehler, Bruce A. Bunner and Richard E. Grayson, with Donald R. Spuehler acting as Chairman of this Committee. The Compensation Committee held two meetings in 2002 in addition to meetings held on each date of a meeting of the entire Board of Directors and held numerous telephonic consultations with the Company regarding executive compensation and administration of the Company’s stock option plan. The responsibilities of the Compensation Committee include, among other things, reviewing, approving and reporting to the Board the Company’s compensation policies with respect to its executive officers, reviewing the Company’s overall compensation policy and making recommendations with respect thereto, and administering the Company’s stock option plan and Senior Executive Incentive Bonus Plan. Members of the Compensation Committee receive $500 per meeting attended other than meetings held on the date of meetings of the entire Board of Directors plus reimbursement of their out-of-pocket expenses incurred in attending such meetings. The Chairman of the Compensation Committee also receives compensation based upon the number of additional hours spent on committee matters.

The Board of Directors has not designated a nominating committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the periods indicated, the compensation of the Company to its Chief Executive Officer and each of the four most highly compensated executive officers other than the Chief Executive Officer.

Long-Term Compensation
	Annual Compensation				Securities Underlying Options
Name and Principal Position	Year	Salary	Bonus	All Other Compensation(1)
George Joseph Chairman and Chief Executive Officer	2002 2001 2000	$582,840 567,840 567,840	$144,286 173,661 229,397	$24,139 24,402 24,185	— — —

Gabriel Tirador President and Chief Operating Officer	2002 2001 2000	$350,000 268,752 210,627	$114,584 136,459 120,417	$9,639 9,652 9,435	— 50,000 10,000

Cooper Blanton, Jr. Executive Vice President	2002 2001 2000	$326,252 313,704 301,632	$100,503 81,001 47,421	$9,639 9,652 9,435	— — —

Joanna Y. Moore Vice President and Chief Claims Officer	2002 2001 2000	$205,878 190,021 181,821	$58,517 63,111 93,448	$9,639 9,652 9,435	— — —

Bruce E. Norman Senior Vice President—Marketing	2002 2001 2000	$193,715 186,264 179,100	$55,772 39,761 54,785	$9,639 9,652 9,435	— — —

(1)	Amounts shown include the Company’s contributions under its profit sharing plan for Company employees, the Company’s matching contributions under a 401(k) option to the profit sharing plan, the year-end value of stock contributed under the ESOP feature of the profit sharing plan and, for George Joseph only, director fees. Those amounts, expressed in the same order as above, for the Named Executive Officers for 2002 are as follows: George Joseph—$2,615, $0, $1,524, $20,000; Gabriel Tirador—$2,615, $5,500, $1,524; Cooper Blanton—$2,615, $5,500, $1,524; Joanna Moore—$2,615, $5,500, $1,523; and Bruce Norman—$2,615, $5,500, $1,524.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value Table

The Company has a stock option plan for key executives. The following table sets forth information regarding the grant and exercise of stock options during 2002 by the named executive officers and the value of unexercised stock options as of December 31, 2002.

Name	Shares Acquired on Exercise	Value Realized(1)	Number of Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gabriel Tirador	—	—	25,900	50,600	$116,463	$124,263
Joanna Y. Moore	2,200	$60,968	17,050	—	369,005	—
Bruce E. Norman	—	—	20,000	—	263,475	—

(1)	Fair market value of underlying securities at exercise minus the exercise price
(2)	The value of unexercised options represents the difference between the closing price of the Common Stock on December 31, 2002, which was $37.58 per share, and the exercise price of the options.

George Joseph, the Chief Executive Officer and principal shareholder of the Company, has not been granted options under the Company’s plan.

Equity Compensation Plan Information

The following table sets forth information regarding all of the Company’s equity compensation plans as of December 31, 2002.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	582,950	$31.118	4,682,600
Equity compensation plans not approved by security holders(1)	N/A	N/A	N/A
Total	582,950	$31.118	4,682,600

(1)	The Company maintains no equity compensation plans not approved by its securities holders that are not intended to meet the qualification requirements of Section 401(a) of the Internal Revenue Code. The Company maintains a Profit Sharing Plan that includes a leveraged employee stock ownership plan that covers substantially all employees and is intended to meet the qualification requirements of Section 401(a) of the Internal Revenue Code.

Senior Executive Incentive Bonus Plan

The Company’s Board of Directors adopted a Senior Executive Incentive Bonus Plan (the “Senior Plan”) on March 23, 1998, which was approved by the Company’s shareholders at the Annual Meeting of Shareholders held on May 13, 1998. The Senior Plan is being re-submitted to the Company’s shareholders for consideration and approval at the Annual Meeting pursuant to the requirements of the Senior Plan. See “PROPOSAL 2—APPROVAL OF THE ADOPTION OF THE COMPANY’S SENIOR EXECUTIVE INCENTIVE BONUS PLAN” below. Under the Senior Plan, designated executive officers of the Company are eligible to receive bonus payments. The Senior Plan provides an incentive for senior executives to perform superior work, ties the incentives of such executives to those of the Company and its shareholders, and enables the Company to attract and retain highly qualified senior executives. The Company believes that the bonuses payable by the Company under the Senior Plan to its senior executives will be fully deductible for federal income tax purposes. As discussed under “Report of the Compensation Committee” below, Messrs. Joseph and Tirador were the only participants for 2002. Pursuant to the terms of the Senior Plan and applicable law, the Senior Plan is being submitted for approval of the shareholders at the Annual Meeting.

Report of the Compensation Committee

The duty of the Compensation Committee on an ongoing basis is to review, approve and report to the Board the compensation policies of the Company with respect to its executive officers. The Committee also reviews in detail with the Board its recommendations of the factors and criteria upon which the Company’s Chief Executive Officer’s compensation is based and the level of compensation recommended. The Compensation Committee has been delegated this same responsibility with respect to the compensation of the President.

In general, pursuant to Board policy embodied in a standing resolution adopted at the Board’s January 31, 1986 meeting, Mr. Joseph, then President and Chief Executive Officer of the Company, was given authority to establish compensation for all other executive officers. Mr. Joseph retains this authority except with respect to the compensation of the President, Gabriel Tirador. Mr. Joseph has periodically reported key executive appointments and key decisions as to executive compensation to the Board and this information has been recorded in Board minutes from time to time.

Executive Officers Other than the Chief Executive Officer

The compensation policy of the Company adopted by Mr. Joseph for all executive officers other than the President, in effect for calendar 2002, has been reviewed and endorsed by the Compensation Committee and the Compensation Committee expects, as described in this report, that such policy will be continued in 2003.

The Compensation Committee’s policy is to determine salary increases for the President and Chief Executive Officer on a calendar year basis, concurrent with the performance period under the Senior Plan. Pursuant to this policy, the Compensation Committee has approved an increase in base compensation for Mr. Tirador effective January 1, 2003 and has established a bonus formula for him as a Covered Executive under the Senior Plan, establishing a bonus to be accrued for 2003 and to be paid after its calculation in 2004.

The basic strategy of the Company is that executive officers subject to Mr. Joseph’s review should be compensated in general above the median for executives in like positions in comparable insurance companies, as determined by him based on his experience in the industry and continuing surveillance of industry practice. Further, the policy of the Company is that certain key executives should receive a substantial portion of their annual compensation based on performance in areas which they control.

The executive officers responsible for underwriting and claims have, since the Company became publicly held in 1985 and for a substantial prior period, received a yearly bonus pursuant to a formula based on underwriting results. The executive officer responsible for marketing has received a bonus in that same period which takes into account underwriting results and net premiums written. Smaller bonuses are paid to the remaining executive officers based on the judgment of the Chief Executive Officer as to each officer’s overall contribution to performance. This general bonus structure was continued in 2002 and, with modification as determined by the Chief Executive Officer, will be continued in 2003.

Salaries for executive officers are reviewed on a yearly basis. Salary increases take into account the same factors used with respect to formula bonuses—underwriting results and revenues and the successful attainment of goals set by the Chief Executive Officer and the President. Also taken into account are factors reflecting the ability of the individual executive to manage direct and indirect costs as the volume of business varies, turnover and morale with respect to employees under the executive’s management, the expense of adjusting claims and prevailing salaries in the industry, with all factors taken into account over appropriate cycles of rates, premiums and profitability of the Company and the industry.

In addition to the nondiscriminatory tax-qualified profit sharing plan and the tax deferred Section 401(k) option to that plan maintained for employees, the Company maintains a stock option plan under which key employees are granted options at 100% of fair market value of Company stock on the date of grant. The overall policy of the Company, as approved by the Board and Compensation Committee and embodied in awards made by the Compensation Committee, is that key officers and managers responsible for success of the Company should be granted options in Company stock under that program. Grants were made to optionees who were not Named Executive Officers in 2002 under the program on 87,000 shares of Company Stock. No grants were made to Named Executive Officers during 2002. All grants were made at 100% of fair market value of Company stock on the date of grant.

The Chief Executive Officer

After study and discussions with management, under the policies established by the Compensation Committee, an increase for Mr. Joseph in base compensation was approved effective January 1, 2003.

Additional compensation paid to Mr. Joseph in 2002 included director fees and a bonus equivalent to one-half month’s pay which is the level of bonus awarded to all employees. A bonus for 2002 was accrued for Mr. Joseph under the Senior Plan pursuant to the formula adopted by the Compensation Committee, the bonus to be paid in 2003 after calculation. The Compensation Committee has established the bonus formula for Mr. Joseph under the Senior Plan for a bonus to be accrued in 2003 and paid after calculation in 2004. Mr. Joseph does not hold any options under the Company’s stock option plan.

The Compensation Committee has reviewed compensation of executives for the year 2001 in certain selected California and comparable insurance companies as publicly available in proxy statements. The Compensation Committee has also reviewed a summary of executive compensation practices in financial companies prepared by a branch of the Company’s auditors and other published material relating to compensation in the insurance and related industries. Taking into account this and other information, the Compensation Committee believes that the level of Mr. Joseph’s compensation is entirely reasonable in view of compensation at comparable companies.

Internal Revenue Code Section 162(m)

The Compensation Committee has considered the potential impact of Section 162(m) (the “Section”) of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, other than compensation that is performance-based under a plan approved by the shareholders of the corporation. The Compensation Committee has concluded that the Senior Plan and the 1995 Stock Option Plan of Mercury General Corporation meet the requirements for a performance-based plan under the regulation interpreting the Section. Since targeted compensation aside from compensation under such plans is well below the $1 million threshold, the Compensation Committee has concluded that the Section should not reduce the tax deductions available to the Company and that no changes to the Company’s compensation program were needed in this regard.

January 31, 2003	The Compensation Committee

Donald R. Spuehler, Chair
Bruce A. Bunner
Richard E. Grayson

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total shareholder return on the shares of Common Stock of the Company (MCY) for the last five years with the cumulative total return on the Standard and Poor’s 500 Index and a peer group comprised of selected property and casualty insurance companies over the same period (assuming the investment of $100 in the Company’s Common Stock, the S&P 500 Index and the peer group at the closing price on December 31, 1997 and the reinvestment of all dividends).

Comparative Five-Year Cumulative Total Returns Mercury General Corporation,

a Peer Group Index and the S&P 500 Index

	Fiscal Year Ended
	1997	1998	1999	2000	2001	2002
Mercury General Corporation	$100.00	$80.45	$42.03	$85.83	$87.87	$77.77
Peer Group	100.00	111.58	84.06	123.14	119.98	113.39
S&P 500 Composite Index	100.00	128.58	155.64	141.46	124.65	97.10

The peer group consists of those companies that are included in the Property/Casualty Insurance Group in the Value Line Investment Survey: 21st Century Insurance Group, Ace Limited, Allmerica Financial Corporation, Allstate Corporation, American Financial Group, Berkshire Hathaway, Chubb Corporation, Cincinnati Financial Corporation, CNA Financial Corp., Everest Re Group, Ltd., HCC Insurance Holdings, Markel Corporation, Mercury General Corporation, Ohio Casualty Corp., Old Republic International Corp., PartnerRe Ltd., The PMI Group, Inc., Progressive Corporation, RLI Corp., SAFECO Corporation, St. Paul Companies, Inc., Selective Insurance Group, Transatlantic Holdings, The W.R. Berkley Corp. and XL Capital Limited.

CERTAIN TRANSACTIONS

Ellen Joseph, the daughter of George and Gloria Joseph, is the beneficial owner of Metro West Insurance Services, Inc., a California insurance agency. In 2002, the Company paid commissions to that agency in accordance with the Company’s standard agency contract of $580,932. Louise Toney, George Joseph’s sister, acts as manager for the agency and receives as compensation a portion of those commissions.

Charles E. McClung, a director of the Company, is the chairman of the board of directors of McClung Insurance Agency, Inc. which has been an independent agent of the Company since 1962. In 2002, the Company paid commissions to that agency of $545,117.

Michael Curtius, a director of the Company, acted as a consultant to the Company during 2002. The Company paid Mr. Curtius $200,604 for consulting services rendered to the Company in 2002.

PROPOSAL 2:

AMENDMENT TO BYLAWS TO INCREASE SIZE OF BOARD OF DIRECTORS

The Bylaw Amendment

At the Annual Meeting, shareholders will be asked to consider and approve an amendment to the Company’s bylaws (the “Bylaw Amendment”) that will increase the size of the Board of Directors of the Company. The Company’s current bylaws provide that the Company may have no fewer than five (5) nor more than nine (9) authorized directors, and that the exact number of directors is nine (9).

The Board of Directors has approved, and recommends that shareholders approve, the Bylaw Amendment that will allow the Company to have no fewer than eight (8) and no more than fifteen (15) authorized directors at any given time, with the exact number of directors being initially established at ten (10). As with the current bylaws, under the proposed amendment, the exact number of directors at any time may be changed, within the range specified in the bylaws, by a bylaw amendment duly adopted by the Board of Directors or by the shareholders of the Company.

As indicated above, Gloria Joseph has notified the Company that she intends not to serve a full term as a director of the Company following the Annual Meeting. If Ms. Joseph is re-elected as a director of the Company at the Annual Meeting and if she elects to resign from the Board of Directors prior to the end of her term, the Board of Directors currently intends to take action to reduce the exact number of directors to nine, rather than seek to fill any vacancy created by her resignation.

Purpose of the Amendment

The purpose of the Bylaw Amendment is to increase the Company’s ability to seat high-quality individuals as directors of the Company. The Board of Directors has determined that increasing the range of authorized directors of the Company and providing the Company the ability to add high-quality individuals to its Board of Directors is in the best interest of the Company and its shareholders even if the exact number of directors is reduced to its current level following the resignation of Ms. Joseph.

Text of the Amendment

The text of the Bylaw Amendment is as follows:

“Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors of the corporation shall be not fewer than eight (8) nor more than fifteen (15). The exact number of directors shall be ten (10) until changed, within the limits specified above, by a bylaw amending this Section 2, duly adopted by the Board of Directors or by the shareholders. Such indefinite number of directors may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the Articles of Incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the number or the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3% of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one.”

Appointment of New Director

If the Bylaw Amendment is approved by the shareholders at the Annual Meeting, the vacancy created on the Board of Directors by the increase in its size will be filled in accordance with the Company’s Bylaws by the vote of the majority of the Board of Directors without shareholder approval. The Board of Directors currently intends to appoint the following individual to the Board of Directors:

Gabriel Tirador, the Company’s President and Chief Operating Officer, has served in that capacity since October 2001. He was the Company’s Vice President and Chief Financial Officer from February 1998 until October 2001. From January 1997 to February 1998, he served as the Vice President and Controller of the Automobile Club of Southern California. Prior to that, he served as the Company’s assistant controller from March 1994 to December 1996. Mr. Tirador has over fifteen years experience in the property and casualty insurance industry and is a certified public accountant.

If the Bylaw Amendment is not approved, the Board of Directors will remain at nine members and will consist of the persons elected pursuant to Proposal 1 above.

Required Vote

Under the Company’s current bylaws and the California Corporations Code, the affirmative vote of a majority of the Company’s outstanding shares entitled to vote on the Bylaw Amendment is required to approve and adopt the Bylaw Amendment to increase the size of the Company’s Board of Directors.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the Bylaw Amendment. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on their proxy cards.

PROPOSAL 3:

APPROVAL OF THE COMPANY’S SENIOR EXECUTIVE INCENTIVE BONUS PLAN

The following description of the Senior Plan is qualified in its entirety by reference to the Senior Plan itself, a copy of which is attached hereto as Annex A. Copies of the Senior Plan can also be obtained by making written request to the Company’s Secretary.

General

The Company’s Board of Directors adopted the Senior Plan on March 23, 1998. The Company’s shareholders originally approved the Senior Plan at the Annual Meeting of Shareholders held on May 13, 1998. The Senior Plan is an annual bonus plan under which designated executive officers of the Company (“Covered Executives”) are eligible to receive bonus payments. The Senior Plan is intended to provide an incentive for superior work, to motivate Covered Executives toward even higher achievement and business results, to tie their goals and interests to those of the Company and its shareholders and to enable the Company to attract and retain highly qualified senior executives. The Senior Plan requires shareholder approval every five years to continue to pay any bonuses thereunder. The Senior Plan is being submitted to the Company’s shareholders for approval so that bonuses payable by the Company to its senior executives are fully deductible for federal income tax purposes. If the Senior Plan is not approved by the Company’s shareholders, no bonuses will be paid under the Senior Plan. In such an event, the Board of Directors may consider other alternatives to attract, retain and appropriately incentivize highly qualified senior executive officers.

Administration

The Senior Plan is administered by the Compensation Committee, consisting of at least two members of the Company’s Board of Directors who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations and interpretations promulgated thereunder. The Compensation Committee has the sole discretion and authority to administer and interpret the Senior Plan and to designate from time to time the Covered Executives.

Bonus Determinations

A Covered Executive may receive a bonus payment based upon the attainment of performance objectives established by the Compensation Committee and related to one or more of the following corporate performance goals (the “Performance Goals”):

•	the Company’s underwriting results,

•	net premiums written,

•	pre-tax income,

•	operating income,

•	cash flow,

•	earnings per share,

•	return on equity,

•	return on invested capital or assets,

•	funds from operations,

•	appreciation in the fair market value of the Company’s stock, or

•	earnings before any one or more of the following items: interest, taxes, depreciation or amortization, or savings or cost reductions.

The Senior Plan is designed to ensure that annual bonuses paid thereunder to Covered Executives of the Company are deductible by the Company, without limit under Section 162(m) of the Code. Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any taxable year with respect to each “covered employee,” within the meaning of Section 162(m) (generally the Named Executive Officers in the Summary Compensation Table). However, qualified performance-based compensation is not subject to the deduction limit. The Senior Plan is designed to provide this type of qualified performance-based compensation to Covered Executives.

Bonuses paid to Covered Executives will be based upon bonus formulas that tie the bonuses to one or more objective performance standards. Bonus formulas for Covered Executives will be adopted in each performance period by the Compensation Committee no later than the latest time permitted by Code Section 162(m) (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period). No bonuses will be paid to Covered Executives unless and until the Compensation Committee makes a certification in writing with respect to the attainment of the objective performance standards as required by Section 162(m) of the Code; and, although the Compensation Committee may in its sole discretion reduce a bonus payable to a Covered Executive, the Compensation Committee has no discretion to increase the amount of a Covered Executive’s bonus under the Senior Plan.

The effective date of the Senior Plan was January 1, 1998. The Compensation Committee has designated the Company’s Chief Executive Officer and President as Covered Executives for the performance period beginning January 1, 2003 and established objective bonus formulas relating to the Company’s underwriting results during 2003 for such Covered Executives for such performance period.

Amendment

The Senior Plan may be amended or terminated by the Company at any time in its sole discretion. Amendments to the Senior Plan will require shareholder approval only to the extent required by Section 162(m) of the Code.

New Plan Benefits

It is presently not determinable what benefits or amounts will be received by or allocated to the Company’s executive officers under the Senior Plan. The only participants in the Senior Plan during 2002 were Mr. Joseph and Mr. Tirador. Messrs. Joseph and Tirador received $120,000 and $100,000, respectively, under the Senior Plan in 2002. For 2003, Messrs. Joseph and Tirador will continue to be the only participants in the Senior Plan.

Reasons for Approval of the Senior Plan

The Board believes the Senior Plan will provide an incentive for superior work and motivate Covered Executives toward even higher achievement and business results. The Board also believes the Senior Plan will further tie the Covered Executives’ goals and interests to those of the Company and its shareholders, and will enable the Company to attract and retain highly qualified senior executives. Payment of bonuses under the Senior Plan will also provide for their deductibility under the Code without regard to Section 162(m) thereof.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting is required to approve the Senior Plan.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the Senior Plan.

PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed KPMG LLP as independent auditors for the Company and its subsidiaries for the current fiscal year ending December 31, 2003. Representatives of KPMG LLP will be present at the Annual Meeting, will be available to respond to questions and may make a statement if they so desire.

The Board of Directors unanimously recommends that shareholders vote FOR ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.

Audit Fees for Fiscal 2002

The aggregate fees billed to the Company by KPMG LLP, the Company’s principal accountants, for the fiscal year ended December 31, 2002 are as follows:

Audit Fees	$390,000
All Other Fees	$328,000	(1)

(1)	The non-audit services consisted of project risk management consulting for the Company’s Business Continuity Plan. During the fiscal year ended December 31, 2002, the Company incurred no Financial Information Systems Design and Implementation Fees. The Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining KPMG LLP’s independence with respect to the Company.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Mercury General Corporation Board of Directors is composed of three independent directors as required by the listing standards of the New York Stock Exchange and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Nathan Bessin (Chair), Donald R. Spuehler and Donald P. Newell. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the Company’s independent accountants.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants, KPMG LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee also considered whether the provision of financial information systems design and other non-audit services by the independent accountants is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

February 26, 2003	The Audit Committee Nathan Bessin, Chair Donald R. Spuehler Donald P. Newell

SECTION 16(a) REPORTING

Each director, executive officer of the Company, and person who owns more than 10% of a registered class of the Company’s equity securities is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission (the “SEC”) by a specified date his or her transactions in the Company’s securities. Regulations promulgated by the SEC require the Company to disclose in this Proxy Statement any reporting violations with respect to the 2002 fiscal year, which came to the Company’s attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. Bruce Bunner, a director of the Company, is the only reporting person to have made a late filing under Section 16(a). A Form 4 to report a sale of shares of the Company’s common stock by Mr. Bunner in February 2002 was filed on April 5, 2002, which should have been reported on or before March 10, 2002. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and a representation that such reports accurately reflect all reportable transactions as holdings.

SHAREHOLDER PROPOSALS

Any proposal of a shareholder of the Company intended to be presented at the next Annual Meeting of Shareholders of the Company pursuant to Rule 14a-8 of the Proxy Rules of the SEC must be received by the Secretary of the Company not later than [December     ], 2003 and any proposal of a shareholder submitted outside the processes of Rule 14a-8 must be received by the Company not later than January 15, 2004 to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

The Company does not know of any business other than that described herein which will be presented for consideration or action by the shareholders at the meeting. If, however, any other business shall properly come before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

ANNUAL REPORTS

Copies of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission are available, without charge, upon written or faxed request to: Theodore Stalick, Chief Financial Officer, Mercury General Corporation, 4484 Wilshire Boulevard, Los Angeles, California 90010 (fax: (323) 857-7116).

The Company’s Annual Report to Shareholders is being mailed with the Proxy Statement to shareholders of record on March 17, 2003. Upon request the Company will furnish the Annual Report to any shareholder.

BY ORDER OF THE BOARD OF DIRECTORS,

Judy A. Walters, Secretary

Los Angeles, California

[April     ], 2003

Annex A

MERCURY GENERAL CORPORATION SENIOR EXECUTIVE INCENTIVE BONUS PLAN

1.    Purpose

This Senior Executive Incentive Bonus Plan (the “Incentive Plan”) is intended to provide an incentive for superior work and to motivate eligible executives of Mercury General Corporation and its subsidiaries (Mercury General Corporation and together with its subsidiaries, the “Company”) toward even higher achievement and business results, to tie their goals and interests to those of the Company and its shareholders and to enable the Company to attract and retain highly qualified executives. The Incentive Plan is for the benefit of Covered Executives (as defined below). The Incentive Plan is designed to ensure the bonuses paid hereunder to Covered Executives are deductible without limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations and interpretations promulgated thereunder.

2.    Covered Executives

From time to time, the Bonus Committee (as described below) may select certain key executives who are or who at some future date may be “covered employees” as defined in Section 162(m)(3) of the Code (the “Covered Executives”) to be eligible to receive bonuses hereunder.

3.    The Bonus Committee

The “Bonus Committee” shall be appointed by the Board of Directors of Mercury General Corporation (the “Board”) and consist of at least two members who shall qualify as “outside directors” under Section 162(m) of the Code. The Compensation Committee of the Board shall initially constitute the Bonus Committee. The Bonus Committee shall have the sole discretion and authority to administer and interpret the Incentive Plan.

4.    Bonus Determinations

Covered Executive may receive a bonus payment under the Incentive Plan based upon the attainment of performance objectives which are established by the Bonus Committee and relate to one or more of the following corporate performance goals (the “Performance Goals”): the Company’s underwriting results, net premiums written, pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, funds from operations, appreciation in the fair market value of the Company’s stock, or earnings before any one or more of the following items: interest, taxes, depreciation or amortization, or savings or cost reductions.

Any bonuses paid to Covered Executives under the Incentive Plan shall be based upon objectively determinable bonus formulas that tie such bonuses to one or more objective performance objectives relating to the Performance Goals. Bonus formulas for Covered Executives shall be adopted in each performance period by the Bonus Committee no later than the latest time permitted by Section 162(m) of the Code (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period). No bonuses shall be paid to Covered Executives unless and until the Bonus Committee makes a certification in writing with respect to the attainment of the performance objectives as required by Section 162(m) of the Code. Although the Bonus Committee may in its sole discretion reduce a bonus payable to a Covered Executive pursuant to the applicable bonus formula, the Bonus Committee shall have no discretion to increase the amount of a Covered Executive’s bonus as determined under the applicable bonus formula.

The maximum bonus payable to a Covered Executive under the Incentive Plan shall not exceed $1,000,000 with respect to any fiscal year of the Company.

The payment of a bonus to a Covered Executive with respect to a performance period shall be conditioned upon the Covered Executive’s employment by the Company on the last day of the performance period, provided, however, that the Bonus Committee may make exceptions to this requirement, in its sole discretion, in the case of a Covered Executive’s retirement, death or disability.

A-1

5.    Amendment and Termination

Mercury General Corporation reserves the right to amend or terminate the Incentive Plan at any time in its sole discretion. Any amendments to the Incentive Plan shall require shareholder approval only to the extent required by Section 162(m) of the Code.

6.    Shareholder Approval

No bonuses shall be paid under the Incentive Plan unless and until the shareholders of Mercury General Corporation shall have approved the Incentive Plan and the Performance Goals as required by Section 162(m) of the Code. So long as the Incentive Plan shall not have been previously terminated, it shall be resubmitted for approval by the shareholders of Mercury General Corporation in the fifth year after it shall have first been approved by the shareholders of Mercury General Corporation, and every fifth year thereafter. In addition, the Incentive Plan shall be resubmitted to the shareholders of Mercury General Corporation for approval if it is amended in any way which materially modifies the Performance Goals or increases the maximum bonus payable under the Incentive Plan.

A-2

# Mercury General Corporation

4484 Wilshire Boulevard • Los Angeles, California 90010

▼ DETACH PROXY CARD HERE ▼

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

X

Votes must be indicated (x) in Black or Blue ink.

**PROPOSAL 1. ELECTION OF DIRECTORS**

FOR all nominees listed below ☐  WITHHOLD AUTHORITY to vote for all nominees listed below ☐  *EXCEPTIONS ☐

Nominees: George Joseph, Charles E. McClung, Gloria Joseph, Donald R. Spuehler, Richard E. Grayson, Donald P. Newell, Bruce A. Bunner, Nathan Bessin, Michael D. Curtius

**(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)**

*Exceptions ________________________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

If you have comments, please mark this box. ☐

To change your address, please mark this box. ☐

S C A N  L I N E

Important: Please sign exactly as your name appears on the Company's Common Stock Certificate as set forth to the left. When signing as Attorney, Executor, Administrator, Trustee, Guardian or otherwise, give your full title as such. Each joint tenant should sign.

| Date | Share Owner sign here | Co-Owner sign here |
|---|---|---|
| | | |

## MERCURY GENERAL CORPORATION

**PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 14, 2003**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MERCURY GENERAL CORPORATION**

The undersigned Shareholder(s) of MERCURY GENERAL CORPORATION (the "Company") hereby constitutes and appoints George Joseph, Charles E. McClung and Michael D. Curtius, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 14, 2003, and at any adjournment or postponement thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all the powers which the undersigned would possess if personally present, as indicated on the reverse side.

**The proxies are directed to vote as specified on the reverse side. Except as specified to the contrary on the reverse side, the shares represented by this proxy will be voted FOR all nominees listed and FOR Proposals 2, 3 and 4.**

The undersigned revokes any prior proxy at such meeting and ratifies all said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

(Please sign and date on reverse side)

MERCURY GENERAL CORPORATION
P.O. BOX 11215
NEW YORK, N.Y. 10203-0215

# Mercury General Corporation

4484 Wilshire Boulevard • Los Angeles, California 90010

▼ DETACH PROXY CARD HERE ▼

**Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.**

☒ **Votes must be indicated (x) in Black or Blue ink.**

**PROPOSAL 1. ELECTION OF DIRECTORS**

**FOR** all nominees listed below ☐ **WITHHOLD AUTHORITY** to vote for all nominees listed below ☐ ***EXCEPTIONS** ☐

Nominees: George Joseph, Charles E. McClung, Gloria Joseph, Donald R. Spuehler, Richard E. Grayson, Donald P. Newell, Bruce A. Bunner, Nathan Bessin, Michael D. Curtius

**(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)**

*Exceptions ______________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

If you have comments, please mark this box. ☐

To change your address, please mark this box. ☐

SCAN LINE

Important: Please sign exactly as your name appears on the Company's Common Stock Certificate as set forth to the left. When signing as Attorney, Executor, Administrator, Trustee, Guardian or otherwise, give your full title as such. Each joint tenant should sign.

Date ______ Share Owner sign here ______________ Co-Owner sign here ______________

## MERCURY GENERAL CORPORATION

**PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 14, 2003**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MERCURY GENERAL CORPORATION**

The undersigned Shareholder(s) of MERCURY GENERAL CORPORATION (the "Company") hereby constitutes and appoints George Joseph, Charles E. McClung and Michael D. Curtius, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 14, 2003, and at any adjournment or postponement thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all the powers which the undersigned would possess if personally present, as indicated on the reverse side.

**The proxies are directed to vote as specified on the reverse side. Except as specified to the contrary on the reverse side, the shares represented by this proxy will be voted FOR all nominees listed and FOR Proposals 2, 3 and 4.**

**ESOP Participants: As to those Common Shares that are held for the undersigned in the Employee Stock Ownership Plan feature of the Company's Profit Sharing Plan, I Instruct the Trustee of such plan to sign a proxy for me and to mark the proxy as I specify on the reverse side. If I do not so specify or return the signed proxy, I understand that the Administrative Committee of such plan will instruct the Trustee how to vote the shares. I also understand that my vote will be held in the strictest confidence by State Street Bank & Trust, as Trustee for Mercury General Corporation ESOP Plan.**

The undersigned revokes any prior proxy at such meeting and ratifies all said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

(Please sign and date on reverse side)

MERCURY GENERAL CORPORATION
P.O. BOX 11215
NEW YORK, N.Y. 10203-0215